Comparison with American accounting standards (US GAAP)

Net income			Shareholders' equity

(in millions of euros)	Q3	Q3	(in millions of euros)	31/12	30/09
	2002	2003		2002	2003

Net income under French GAAP	(14)	(76)	Shareholders' equity under French GAAP	3 014	2 779

Derivative instruments and hedging activities	(11)	13	Derivative instruments and hedging activities	15	46

Goodwill amortisation	7	1	Goodwill amortisation	21	35

Income under USGAAP, before	(18)	(62)	Additional minimum pension liability	(141)	(135)
cumulative effect of change in accounting principle			Shareholders' equity under USGAAP	2 909	2 725

Change in accounting for asset retirement	-	1
obligations as of January 1, 2003

Net income under US GAAP	(18)	(61)

The accounting principles applied by the Group in the preparation of its financial statements differ in certain points from generally accepted accounting principles in the United States (US GAAP). The impact of these differences is presented in the above tables and the differences are described below.

Accounting for derivatives and hedging operations

Pechiney's US GAAP financial statements reflect the application of SFAS 133, which requires that derivative instruments (foreign exchange, interest rates, commodities) be recognized in the balance sheet at fair value, and sets criteria to define transactions that may be accounted for as hedging operations.

On the basis of these criteria, certain hedging operations, although efficient from an economic point of view, are not recognized as hedging activities As a result, gains and losses due to the mark to market of certain hedging instruments are recorded in net income or in equity, with no recognition of the inverse effect of the mark to market of the hedged items. For this reason, the impact of this standard on results varies according to market conditions and is difficult to forecast. The application of SFAS 133 generated a net accounting gain (with no impact on cash flow) of € 13 million in the third quarter of 2003.

Amortisation of goodwill

In Pechiney's US GAAP financial statements reflect the application of SFAS 142, which requires that goodwill be not amortised on a recurring basis, but be regularly tested for impairment, leading, if necessary to non-recurring amortisation. In the third quarter of 2003, the application of SFAS 142 led to the cancellation of recurring amortisation (7 million euros) and to goodwill impairment higher than that recorded under French GAAP by 6 million euros.

Cumulative effect of initially applying SFAS 143

In Pechiney's US GAAP financial statements and French GAAP financial statements, the accounting standard SFAS 143, "Accounting for asset retirement obligation", was adopted effective January 1, 2003. In the USGAAP financial statements, the cumulative effect adjustment at January 1, 2003 is presented on a specific line, at the bottom of the statement of income for the first quarter of 2003. In the French GAAP financial statements, the cumulative effect adjustment is directly recognized in equity.

SFAS 143 requires that legal obligations associated with the retirement of long-lived assets and resulting from normal activities be recognized as liabilities, at fair value, when incurred. These asset retirement costs are capitalized by increasing the carrying amount of the related asset and are depreciated over the useful life of the asset. For Pechiney, the main change relates to the cost of disposal of spent pot lining of aluminum pots in operation, which is now recognized as a liability and capitalized from the time the lining is placed into service. As a consequence, since January 1, 2003, the cost of replacing pot lining, which was previously charged to income, has also been capitalized and depreciated over the useful life of the lining, including for pots in operation at January 1, 2003.

The positive cumulative effect at January 1, 2003 was adjusted in the third quarter of 2003 by 1 million euros, from 36 million euros to 37 million euros, corresponding to an increase of net property plant and equipment, environmental reserves, investment in equity affiliates and minority interest by respectively 88, 31, 4 and 4 million euros and a decrease of net deferred tax assets by 20 million euros.

Balance-sheet - The differences in the balance sheet as of September 30, 2003 included the impacts of SFAS 133, SFAS 142 and SFAS 87 (reduction in shareholders' equity due to the different way complementary retirement provisions are recorded in US and in French GAAP). These differences amounted to a net reduction in shareholders' equity of € 54 million as of June 30, 2003 in US GAAP, down from € 105 million as of December 31, 2002.

Appendix

PECHINEY

Consolidated Statement of Income

French GAAP

(in millions of euros)	Q3 2002	Q3 2003

Net sales	3,020	2,555
Other operating revenues	35	41
Cost of goods sold (excluding depreciation)	(2,717)	(2,280)
Selling, general and administrative expense	(142)	(144)
Research and development expense	(22)	(21)
Amortisation (excluding goodwill)	(79)	(93)

Earnings from operations	95	58
Restructuring expense and Long-lived assets writedowns	(7)	(68)
Other (expense) income	(40)	(47)

Income from operations	48	(57)
Financial expense, net	(16)	(13)

Income before income taxes	32	(70)
Income tax benefit (expense)	(19)	18

Income from consolidated companies	13	(52)
Equity in net earnings of affiliates	0	3
Minority interests	(3)	(1)

Net Income before goodwill	10	(50)
Goodwill amortisation	(8)	(7)
Goodwill impairment	(16)	(19)

Net Income	(14)	(76)

Net Income per share "A" (€) (*)	(0.18)	(0.97)

(*) Computed on the average number of shares, i.e. 77.942.144 for the third quarter of 2003 (excluding treasury shares).

Summarized Consolidated Statement of Cash Flow

(in millions of euros)	Q3 2002	Q3 2003

Resources from Operations	176	111
Change in working capital requirements	73	72
Utilisation of provisions and other	(31)	(50)

Net cash provided by Operating activities	218	133
Capital expenditures	(119)	(100)
Financial investments	(6)	(94)
Divestitures and other	14	1

Net cash used in investing activities	(111)	(193)
Increase in long term debt and other financial debt	28	110
Dividends paid	(23)	(23)
Purchase of treasury shares	(22)	-

Net cash provided by (used in) financing activities	(17)	87

Net effect of foreign currency translation on cash	(44)	9

Increase (decrease) in Cash and cash equivalents	46	36

Appendix

PECHINEY

Consolidated Statement of Income

French GAAP

			2002				2003

(in millions of euros)	Q1	Q1	Q2	Q3	Q4	Q1	Q2	Q3	Q4
		(restated)*

Net sales	2,814	2,814	3,397	3,020	2,678	2,820	2,626	2,555
Other operating revenues	30	30	41	35	38	30	51	41
Cost of goods sold (excluding depreciation)	(2,473)	(2,473)	(3,042)	(2,717)	(2,379)	(2,513)	(2,344)	(2,280)
Selling, general and administrative expense	(153)	(153)	(152)	(142)	(163)	(148)	(144)	(144)
Research and development expense	(24)	(24)	(20)	(22)	(24)	(24)	(24)	(21)
Amortisation (excluding goodwill)	(90)	(90)	(87)	(79)	(79)	(94)	(98)	(93)

Earnings from operations	104	104	137	95	71	71	67	58
Restructuring expense and Long-lived	(10)	(10)	(43)	(7)	(85)	(50)	(10)	(68)
assets writedowns
Other (expense) income	(6)	(11)	(11)	(40)	(41)	(9)	(7)	(47)

Income from operations	88	83	83	48	(55)	12	50	(57)
Financial expense, net	(11)	(11)	(11)	(16)	(11)	(11)	(13)	(13)

Income before income taxes	77	72	72	32	(66)	1	37	(70)
Income tax benefit (expense)	(28)	(28)	(31)	(19)	39	5	(20)	18
Income from consolidated companies	49	44	41	13	(27)	6	17	(52)
Equity in net earnings of affiliates	1	1	3	0	(1)	2	3	3
Minority interests	(4)	(4)	4	(3)	3	(2)	(1)	(1)

Net Income before goodwill	46	41	48	10	(25)	6	19	(50)
Goodwill amortisation	(9)	(9)	(8)	(8)	(7)	(7)	(7)	(7)
Goodwill impairment	-	-	(31)	(16)	(50)	-	-	(19)

Net Income	37	32	9	(14)	(82)	(1)	12	(76)

(*) As restated to reflect the elimination of the cumulative net income recorded upon the initial consolidation of the subsidiary Pechiney Far East as of January 1, 2002, to comply with the requirements of the United States Securities and Exchange Commission (see Note 1 to the consolidated financial statements in the Annual Report on Form 20-F/A filed with the SEC on October 24, 2003).

Earnings from operations (new organization)

		2002				2003

	Q1	Q2	Q3	Q4	Q1	Q2	Q3	Q4

Primary Aluminium	69	93	70	50	42	37	33
Aluminium Conversion	4	9	0	0	15	14	10
Packaging	33	40	32	24	26	26	23
International Trade	19	18	16	20	14	14	14
Holdings	(21)	(23)	(23)	(23)	(26)	(24)	(22)

Total	104	137	95	71	71	67	58
Depreciation	(90)	(87)	(79)	(79)	(94)	(98)	(93)

Consolidated primary Aluminium Prod.(kt)	215	219	221	222	217	210	212
Average realised LME price ($/t)(*)	1,354	1,385	1,360	1,334	1,368	1,390	1.394
Realised € /$ - Primary Aluminium	0.88	0.90	0.95	0.98	1.04	1.11	1.13

Average euro/U.S. dollar	0.88	0.92	0.98	1.00	1.07	1.14	1.12

(*) Average actual selling price of a metric ton of primary aluminium (excluding premiums) negotiated by the Group during the quarter.

Appendix

Consolidated Balance Sheet

French GAAP

(in millions of euros)	As of 31/12/2002	As of 30/09/2003

ASSETS

Long-term assets
Property, plant and equipment, net	2,832	2,921
Goodwill, net	637	597
Other intangible assets, net	163	129
Investments in equity affiliates	285	290
Long-term investments	139	100
Deferred income taxes	505	536
Other long-term assets	279	337

	4,840	4,910
Current assets
Inventories, net	1,525	1,440
Accounts receivable - Trade	1,281	1,319
Deferred income taxes	51	54
Prepaid expenses	72	69
Other receivables	29	27
Marketable securities	153	58
Cash	283	329

	3,394	3,296

Total assets	8,234	8,206

LIABILITIES AND SHAREHOLDERS' EQUITY

Shareholder's equity

Capital stock
- Common shares "A"	1,242	1,260
- Preferred shares "B"	16	-
Treasury shares	(180)	(181)
Share premium	790	790
Retained earnings	1,297	1,165
Cumulative translation adjustment	(151)	(255)

	3,014	2,779
Minority interests	149	148

Long-term liabilities
Deferred income taxes	195	214
Other long-term liabilities	1,142	1,180

	1,337	1,394

Long-term debt	1,465	1,338
Current liabilities
Accounts payable - Trade	1,456	1,513
Accrued liabilities	376	354
Other payables	8	14
Current portion of long-term debt	39	178
Short-term bank loans	390	488

	2,269	2,547

Total liabilities and shareholders' equity	8,234	8,206

Appendix

PECHINEY

Consolidated Statement of Income

US GAAP

(in millions of euros)	Q3 2002	Q3 2003

Net sales	3,021	2,557
Other operating revenues	35	41
Cost of goods sold (excluding depreciation)	(2,738)	(2,264)
Selling, general and administrative expense	(142)	(144)
Research and development expense	(22)	(21)
Amortisation (excluding goodwill)	(79)	(93)
Restructuring expense and Long-lived assets wrtitedown	(7)	(68)
Other (expense) income	(40)	(47)
Goodwill amortisation	-	-
Goodwill impairment	(17)	(25)
Financial expense, net	(12)	(13)
Income tax benefit (expense)	(14)	13
Equity in net earnings of affiliates	0	3
Minority interests	(3)	(1)
Net Income before cumulative effect of accounting change	(18)	(62)
Cumulative effect of accounting change	-	1

Net income	(18)	(61)

Net Income per share "A" (€) (*)	(0.23)	(0.78)

(*)   Computed on the average number of shares, i.e. 77.942.144 for the third quarter of 2003 (excluding treasury shares).

Summarized Consolidated Statement of Cash Flow

(in millions of euros)	Q3 2002	Q3 2003

Net cash provided by Operating activities	218	133
Capital expenditures	(119)	(100)
Financial investments	(6)	(94)
Divestitures and other	14	1

Net cash used in investing activities	(111)	(193)
Increase in long term debt and other financial debt	28	110
Dividends paid	(23)	(23)
Purchase of treasury shares	(22)	-

Net cash provided by (used in) financing activities	(17)	87

Net effect of foreign currency translation on cash	(44)	9

Increase (decrease) in Cash and cash equivalents	46	36

Appendix

Consolidated Balance Sheet

US GAAP

(in millions of euros)	As of 31/12/2002	As of 30/09/2003

ASSETS
Current assets
Cash	283	328
Marketable securities	153	58
Other receivables	11	8
Prepaid expenses	309	302
Deferred income taxes	47	38
Accounts receivable - Trade	1,269	1,312
Inventories, net	1,524	1,442

	3,596	3,488
Long-term assets
Other long-term assets	201	275
Deferred income taxes	499	529
Long-term investments	139	100
Investments in equity affiliates	285	292
Other intangible assets, net	163	129
Goodwill, net	659	633
Property, plant and equipment, net	2,832	2,921

	4,778	4,879

Total assets	8,374	8,367

LIABILITIES AND SHAREHOLDERS' EQUITY

Short term debt
Short term bank loans	392	488
Current portion of long term debt	39	178
Other payables	8	14
Accrued liabilities	579	518
Accounts payable - Trade	1,451	1,513

Other long term liabilities	2,469	2,711
Long term Debt	45	51
Long term Liabilities	1,465	1,338

Other long term liabilities	1,142	1,180
Deferred income taxes	195	214

Minority Interests	1,337	1,394
Shareholder's equity	149	148

Fair value of derivative instruments	33	43
Cumulative translation adjustment	(151)	(254)
Additional minimum pension liability	(141)	(135)
Retained earnings	1,300	1,202
Share premium	790	790
Treasury shares	(180)	(181)
Capital stock	1,258	1,260
- Common shares "A"	1,242	1,260
- Preferred shares "B"	16

	2,909	2,725

Total liabilities and shareholders' equity	8,374	8,367